UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 10, 2004, the Company issued a press release announcing information regarding the Company’s financial results for the first quarter ended October 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit 99.1	Press Release issued on November 10, 2004 announcing information regarding the Company’s financial results for the first quarter ended October 2, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: November 11, 2004	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release issued on November 10, 2004 announcing information regarding the Company’s financial results for the first quarter ended October 2, 2004.